RBC FUNDS TRUST

RBC BlueBay Emerging Market Select Bond Fund
RBC BlueBay Emerging Market Corporate Bond Fund
RBC BlueBay Global High Yield Bond Fund
RBC BlueBay Global Convertible Bond Fund
RBC BlueBay Absolute Return Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 1, 2014 to the Statement of Additional
Information dated November 27, 2013, as supplemented on June 24, 2014 (“SAI”)

This Supplement provides additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

I.
With respect to the RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, and RBC BlueBay Global Convertible Bond Fund, the Funds’ Board of Trustees has approved the reduction of the contractual advisory fee rate.  The changes are intended to lower these Funds’ net expense levels and thereby make these Funds more competitively priced.

Effective October 1, 2014, the advisory fees paid to RBC Global Asset Management (U.S.) Inc. (the “Advisor”) are amended to reduce the contractual management fee rate by 10 basis points for the RBC BlueBay Emerging Market Corporate Bond Fund and by 5 basis points for the RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Global High Yield Bond Fund, and RBC BlueBay Global Convertible Bond Fund.

To reflect these changes, under “Management,” the annual advisory fee rate table under “Investment Advisor” and the accompanying introductory sentence on page 28 are deleted in their entirety and replaced with the following:

For its services to the Funds, the Advisor receives from each Fund a fee, paid monthly, at an annual rate based on each Fund’s average daily net assets. Each class of shares of a Fund pays its respective pro rata portion of the total advisory fees payable by the Fund. The rates for each Fund are as follows:

Fund	Annual Advisory Fee Rate

RBC BlueBay Emerging Market Select Bond Fund	0.75% of average daily net assets

RBC BlueBay Emerging Market Corporate Bond Fund	0.85% of average daily net assets

RBC BlueBay Global High Yield Bond Fund	0.70% of average daily net assets

RBC BlueBay Global Convertible Bond Fund	0.75% of average daily net assets

RBC BlueBay Absolute Return Fund	0.75% of average daily net assets

II.
For each Fund, the Funds’ Board of Trustees has approved an amendment to the Funds’ sub-advisory agreement to reflect a modified structure of the sub-advisory fee arrangements with BlueBay Asset Management LLP (“BlueBay UK”) and BlueBay Asset Management USA LLC (“BlueBay US”) (collectively referred to as the “Sub-Advisors”). The changes are intended to share the burden of the expense limitation arrangement equitably among the Advisor and Sub-Advisors by calculating the relevant sub-advisory fees after taking into account any fee waivers and/or expense payments required under the expense limitation agreements and to reflect an agreed-upon allocation of fees between the Advisor and the Sub-Advisors such that the Sub-Advisors receive 87.5% of the net advisory fee payable by the Funds.

Under the modified sub-advisory fee structure for each Fund, the Advisor will pay BlueBay UK a sub-advisory fee calculated as a specified percentage (87.5%) of the advisory fees that the Advisor receives from the Fund, after taking into account any fee waiver or expense payments borne by the Advisor pursuant to the relevant expense limitation agreement for each Fund.  Furthermore, under the amended sub-advisory agreement, BlueBay UK will continue to be obligated to pay BlueBay US a sub-advisory fee for its services equal to 35% of the total sub-advisory fees received by BlueBay UK with respect to the Funds sub advised by BlueBay US—RBC BlueBay Global High Yield Bond Fund and RBC BlueBay Absolute Return Fund.

To reflect these changes, under “Management,” the annual sub-advisory fee rate table under “Investment Sub-Advisors” and the accompanying introductory sentence on page 29 are deleted in their entirety and replaced with the following:

For its services to the Funds, the Sub-Advisor will be paid by the Advisor a fee, calculated by (1) deducting the amounts of any fees waived or Fund expenses paid by the Advisor for the Fund pursuant to an Expense Limitation Agreement with respect to such Fund from the total advisory fee paid to the Advisor pursuant to the Investment Advisory Agreement and (2) multiplying such amount by 0.875, or formulaically:

(Advisory Fee – Expense Limitation Subsidy) x .875 = Sub-Advisory Fee

III.
With respect to the RBC BlueBay Global Convertible Bond Fund, Alessandro Esposito no longer serves as portfolio manager.  Accordingly, all references to and information regarding Mr. Esposito are deleted in their entirety from the SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE